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                                                                EXHIBIT 10.2

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO. 1, dated as of September 10, 1999, to the LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998 (hereafter modified, amended and/or restated from time to time, the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and DATA SYSTEMS NETWORK CORPORATION, a Michigan corporation ("Borrower").


                                    Preamble

                  Pursuant to the Loan and Security Agreement, Foothill established a revolving line of credit for the benefit of Borrower. As of the Closing Date, Borrower was also indebted to IBM Credit Corporation, which such indebtedness was secured by certain Collateral, necessitating the negotiation and execution of the Intercreditor Agreement pursuant to which the relative rights and duties of Foothill and IBM Credit Corporation were set forth. Borrower has now requested Foothill to make a term loan to Borrower, the proceeds of which will be used to satisfy in full all outstanding indebtedness of Borrower to IBM Credit Corporation. Based upon the terms and conditions set forth herein, Foothill has agreed to extend to Borrower a term loan in the sum of $926,000. Accordingly, Borrower and Foothill hereby agree as follows:

                  1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

                  2. Definitions. Section 1.1 of the Loan and Security Agreement is hereby amended (a) by inserting the words "the Term Loan and all other" immediately after the words "'Obligations' means" in the definition of the term Obligations and (b) by inserting the following definitions for the terms "First Amendment Effective Date" and "Term Loan" where each would appear in correct alphabetical order:

                                    "'First Amendment Effective Date' means the
                  date upon which all of the conditions set forth in Section 5 of Amendment No. 1 to this Agreement shall have been satisfied in full.

                                   "'Term Loan' has the meaning set forth in
                  Section 2.3."

                  3. Term Loan. A new Section 2.3 to the Loan and Security Agreement is hereby added as follows:

                  "2.3     TERM LOAN.

                                            (a)      Term  Loan.  Subject to the
                  terms and conditions of this Agreement, including but not limited to Amendment No. 1 hereto, Foothill agrees to make a term loan (the "Term Loan") to Borrower on the First Amendment Effective Date, in an amount equal to $926,000. Foothill, upon

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                  satisfaction of the applicable conditions precedent set forth herein and in Amendment No. 1 hereto, shall make the proceeds of such Term Loans available to Borrower by transferring same day funds equal to the proceeds of such Term Loan as directed in writing by Borrower. All amounts outstanding under the Term Loan shall constitute Obligations.

                                            (b)      Amortization.  The Term
                  Loan shall be repaid in installments of principal in the amount of $75,000. Each such installment shall be due and payable on the first Business Day of each week commencing on the first Business Day of the first week following the First Amendment Effective Date and continuing on the first Business Day of each succeeding week. On the earlier to occur of (x) termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise, or (y) December 1, 1999, the outstanding principal balance, and all accrued and unpaid interest under the Term Loan, shall be due and payable in full.

                                            (c)      Prepayments of Term Loan.
                  The unpaid principal balance of the Term Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon three (3) days prior written notice by Borrower to Foothill. All partial prepayments of principal on the Term Loan will be applied to installments due on the Term Loan in the inverse order of their maturity."

                  4. Interest on Term Loan. (a) Section 2.6(a) is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding the foregoing, the Term Loan shall bear interest at a per annum rate of two percentage points (2.0%) above the Reference Rate."

                   (a) Section 2.6(c) is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding the foregoing, upon the occurrence and during the continuation of an Event of Default, the Term Loan shall bear interest at a per annum rate of five percentage points (5.0%) above the Reference Rate."

                  5. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "First Amendment Effective Date"):

                  (a) The representations and warranties contained in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the First Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or


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Event of Default shall have occurred and be continuing on the First Amendment
Effective Date or result from this Amendment becoming effective in accordance with its terms.

                  (b) Foothill shall have received two (2) counterparts of this Amendment, duly executed by Borrower.

                  (c) Foothill shall have a received a term loan origination fee in the sum of Thirty Thousand Dollars ($30,000).

                  (d) Foothill shall have received a payoff letter from IBM Credit Corporation and the proceeds of the Term Loan shall be used to satisfy, in full, all of the outstanding Indebtedness and other obligations due IBM Credit Corporation from Borrower.

                  (e) The Intercreditor Agreement shall have been terminated in writing and IBM Credit Corporation shall have released all of its liens of record which relate to the Collateral.

                  (f) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.

                  6. Representations and Warranties. Borrower hereby represents and warrants to Foothill as follows:

                  (a) Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

                  (b) The execution, delivery and performance of this Amendment by Borrower, and the performance by Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                  (c) This Amendment and the Loan and Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other Person is required in connection with the due execution, delivery and performance by Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

                  (e) The representations and warranties contained in Section 5 of the Loan and Security Agreement and each other Loan Document are correct on and as of the First Amendment Effective Date as though made on and as of the First Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such


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representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the First Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  (f) The proceeds of the Term Loan will be used to satisfy, in full, all of the outstanding Indebtedness and other obligations due IBM Credit Corporation from Borrower.

                   7. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment, (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and
(iii) confirms that Foothill is authorized, at its option, without prior notice to Borrower, to charge any fees payable by Borrower pursuant to Section 8(d) of this Amendment to Borrower's Loan Account.

                   8. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 1 to be executed and delivered as of the date set forth on the first page hereof.


                             DATA SYSTEMS NETWORK CORPORATION,
                             a Michigan corporation


                             By: Michael Jansen
                                --------------------------------------
                                Name:  Michael Jansen
                                Title: Vice President, Interim Chief
                                       Financial Officer



                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation


                             By:
                                --------------------------------------
                                Name:
                                Title: